THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (I) AN OPINION OF COUNSEL SATISFACTORY TO NEW CENTURY FINANCIAL CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

                        NEW CENTURY FINANCIAL CORPORATION

                                     WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK

           For value received, U. S. Bank National Association, its successors or assigns ("Holder"), is entitled to purchase from New Century Financial Corporation, a Delaware corporation (the "Company"), Eighteen Thousand Seven Hundred Fifty (18,750) fully paid and nonassessable shares (the "Warrant Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), or such greater or lesser number of such shares as may be determined by application of the anti-dilution provisions of this Warrant, at the price of Nine and 8/32nds dollars ($9.2188) per share, subject to adjustments as noted below (the "Warrant Exercise Price"). This Warrant, dated July 18, 2000, is issued pursuant to Section 2.1(c) of the Warrant Issuance Agreement dated as of April 28, 2000 by and between the Company and the initial Holder.

           This Warrant may be exercised in full or in part at any time or from time to time after the date hereof and prior to the close of business on April 28, 2005.

           This Warrant is subject to the following terms and conditions:

           1.        EXERCISE.

           The rights represented by this Warrant may be exercised by the Holder, in whole or in part, by written election in the form set forth below, by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and by payment to the Company by cash, certified check or bank draft of the Warrant Exercise Price. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment to the Company of the Warrant Exercise Price. Certificates for the Warrant Shares so purchased, bearing an appropriate restrictive legend, shall be delivered to the Holder within fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new warrant representing the number of Warrant Shares, if any, with respect to which this Warrant has not been exercised shall also be delivered to the Holder hereof within such time. No fractional shares shall be issued upon the exercise of this Warrant.

           2. WARRANT SHARES. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

          3. ADJUSTMENT. The Warrant shall be subject to adjustment from time to time as hereinafter provided in this Section 3:

                     (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, or if the Company effects a transaction that has a similar effect, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such common share.

                     (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation, or any other similar transaction shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the holder of this Warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such stock, securities or assets as would have been issued or delivered to the holder of this Warrant if it had exercised this Warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

               (c) Upon each adjustment of the Warrant Exercise Price, the Holder shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

               (d) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          4. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

          5. ADDITIONAL RIGHT TO CONVERT WARRANT.

               (a) The Holder of this Warrant shall have the right to require the Company to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of the Company's Common Stock as provided for in this Section 5. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment to the Company of the Warrant Exercise Price) that number of shares of the Company's Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the Warrant Exercise Price for a Warrant Share in effect immediately prior to the exercise of the Conversion Right from the Fair Market Value of a Warrant Share immediately prior to the date of the exercise of the Conversion Right and multiplying that number by the number of Warrant Shares for which the Conversion Right is being exercised) by (y) the Fair Market Value of a Warrant Share immediately prior to the date of exercise of the Conversion Right.

               (b) The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to the expiration of the Warrant, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Company at the offices of the Company stating that the Holder desires to exercise the Conversion Right and specifying (i) the total number of shares with respect to which the Conversion Right is being exercised and (ii) a place and date not less than five or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

               (c) At any closing under Section 5(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Company will deliver to the Holder
          (A) a certificate or certificates for the number of shares of the Company's Common Stock issuable upon such conversion, together with cash, in lieu of any fraction of a share and (B) a new warrant representing the number of shares, if any, with respect to which the Warrant shall not have been exercised.

     (d) For purposes of this Section 5, Fair Market Value of a Warrant Share as of a particular date (the "Determination Date") shall mean:

          (i) If the Company's Common Stock is traded on an exchange or is quoted on Nasdaq, then the average closing or last sale prices, respectively, reported for the ten (10) business days immediately preceding the Determination Date, and

          (ii) If the Company's Common Stock is not traded on an exchange or on Nasdaq but is traded on the over-the-counter market, then the average closing bid and asked prices reported for the ten (10) business days immediately preceding the Determination Date.

     6. TRANSFER. Subject to the requirements of federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. The bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. The Company shall not be required to pay any tax or other charge imposed in connection with the transfer of this Warrant, and the Company shall not be required to issue or deliver any stock certificate hereunder, until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

     7. REGISTRATION RIGHTS. Holder shall be entitled to the registration rights as set forth in the Amended and Restated Registration Rights Agreement dated as of April 28, 2000, subject to the limitations and restrictions set forth in
Section 9 thereof.

     8. WRITING. This Warrant may not be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

           The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that the Warrant and Warrant Shares are being acquired for investment for the Holder's own account and not with a view to the distribution thereof, and that absent an effective registration statement under the Securities Act of 1933, as amended, covering the disposition of this Warrant or the Warrant Shares, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with evidence satisfactory to the Company, including, at the Company's discretion, an opinion of counsel, satisfactory to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of applicable federal and state securities laws and regulations; and the Holder consents to the Company making a notation in its records or giving to any transfer agent of this Warrant or the Warrant Shares an order to implement such restriction on transferability.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and delivered by a duly authorized officer.

Dated:  July 18, 2000


                                       NEW CENTURY FINANCIAL
                                         CORPORATION

                                          By  /s/ Robert K. Cole
                                        ---------------------------------------
                                             Chief Executive Officer

                                WARRANT EXERCISE

                  (To be signed only upon exercise of Warrant)

           The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ of the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and herewith makes payment of $_________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to _______________________, whose address is set forth below the signature of the undersigned.

Dated:
     --------------------------------------


                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                        [Print Name and Address of Holder above]


If shares are to be issued other than to    Social Security or other Tax
Holder:                                     Identification No.

---------------------------------------      ----------------------------------

---------------------------------------

---------------------------------------
[Print Name and Address of Holder above]

                               WARRANT ASSIGNMENT

                  (To be signed only upon exercise of Warrant)

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ the right represented by the foregoing Warrant to purchase the shares of Common Stock of New Century Financial Corporation, to which such Warrant relates and appoints ____________________ attorney to transfer such right on the books of New Century Financial Corporation, with full power of substitution in the premises.

Dated:
     --------------------------


                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------

                                        --------------------------------------

                                        ---------------------------------------
                                        [Print Name and Address of Holder above]


If shares are to be issued other than to       Social Security or other Tax
Holder:                                        Identification No.

----------------------------------------    -----------------------------------

---------------------------------------

---------------------------------------
[Print Name and Address of Holder above]

                            WARRANT CONVERSION NOTICE

(To be signed only upon conversion of Warrant pursuant to Section 5)

           The undersigned, the Holder of the foregoing Warrant, hereby irrevocably elects to exercise the Conversion Right as provided for in Section 5 of the foregoing Warrant, with respect to ________ of the previously unexercised shares, which shall result pursuant to the conversion provisions of Section 5 in the purchase thereunder of _______ shares of Common Stock of New Century Financial Corporation, and herewith tenders the Warrant in full payment for the purchased shares, as provided for in Section 5 of the foregoing Warrant. If said number of shares shall not be all the shares purchasable under the Warrant, a new warrant is to be issued in the name of the undersigned for the remaining balance of the unexercised shares. The undersigned hereby requests that the certificates for such shares be issued in the name of, and be delivered to _________________ whose address is set forth below the signature of the undersigned.

Dated:
     --------------------------

                                        ---------------------------------------
                                        Signature

                                        ---------------------------------------

                                        ---------------------------------------

                                        ---------------------------------------
                                        [Print Name and Address of Holder above]


If shares are to be issued other than to       Social Security or other Tax
Holder:                                        Identification No.

----------------------------------------      ---------------------------------

----------------------------------------

-----------------------------------------
[Print Name and Address of Holder above]